SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2002


                              ENGELHARD CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               1-8142                 22-1586002
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(State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation)                    File Number)         Identification No.)


101 Wood Avenue
Iselin, New Jersey                                                08830
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(Address of principal executive offices)                        (Zip Code)


              Registrant's telephone number, including area code (732) 205-5000
                                                                 --------------

                                      None
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         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are filed as a part of this report:

        Exhibit No.           Description

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.


Item 9. Regulation FD Disclosure.

     On August 9, 2002, Barry W. Perry, Chairman and Chief Executive Officer of Engelhard Corporation (the "Corporation"), and Michael A. Sperduto, Vice President and Chief Financial Officer of the Corporation, each filed with Securities and Exchange Commission (the "SEC") a statement under oath regarding facts and circumstances relating to the Securities Exchange Act filings of the Corporation, as required by the SEC's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460, June 27, 2002).



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENGELHARD CORPORATION


Date:  August 9, 2002         By:   /s/ Michael A. Sperduto
                                    --------------------------------------------
                                    Name:   Michael A. Sperduto
                                    Title:  Vice President and Chief
                                              Financial Officer




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


                                  EXHIBIT INDEX

        Exhibit No.           Description

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.




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


                                                                    Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Barry W. Perry, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Engelhard Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Engelhard Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Engelhard Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



  /s/ Barry W. Perry                                   Subscribed and sworn to
--------------------------------------------           before me this 8th day of
Barry W. Perry                                         August 2002

Date:  August 8, 2002
      --------------------------------------
                                                       /s/ Laurie A. Beck
                                                       -------------------------
                                                       Notary Public

                                                       My Commission Expires:

                                                       Nov. 7, 2002
                                                       -------------------------


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


                                                                    Exhibit 99.2


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Michael A. Sperduto, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Engelhard Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Engelhard Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Engelhard Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



  /s/ Michael A. Sperduto                            Subscribed and sworn to
------------------------------------                 before me this 8th day of
Michael A. Sperduto                                  August 2002

Date:  August 8, 2002
     -------------------------------
                                                     /s/ Laurie A. Beck
                                                     --------------------------
                                                     Notary Public

                                                     My Commission Expires:

                                                     Nov. 7, 2005
                                                     --------------------------


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